UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): October 30, 2000




                          Commission File No. 333-68071





                                 TECHLITE, INC.
        (Exact name of small business issuer as specified in its charter)




                        State of Incorporation: Oklahoma
                      IRS Employer I.D. Number: 73-1522114






                         6106 East 32nd Place, Suite 101
                              Tulsa, Oklahoma 74135
                                  918-664-1441
          -------------------------------------------------------------
          (Address and telephone number of principal executive offices)


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Item 8.  Change in Fiscal Year.

        On October 30, 2000, TechLite, Inc. determined to change its fiscal year end from January 31 - the date used in its most recent filings with the Commission - to December 31.
        TechLite, Inc. will file a Form 10-QSB for the shortened fiscal quarter ended on September 30, 2000. This will be the report that covers the transition period.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 TECHLITE, INC.


                                       By:/s/ J.D. Arvidson
October 30, 2000                          --------------------------------------
                                          J.D. Arvidson, Chief Executive Officer